Subsequent Events	12 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 23 – SUBSEQUENT EVENTS

On April 18, 2023, the Company entered into a definitive agreement with an institutional investor (the “Investor”) providing for the issuance of 2,258,888 ordinary shares, at a purchase price of $3.10 per share, in a registered direct offering for aggregate gross proceeds of approximately $7 million. The offering was terminated on April 19, 2023.